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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-53754) and S-8 (Nos. 333-40728, 333-92767,
333-82295, 333-81003, 333-81005, 333-81007 and 333-81075) of Student Advantage,
Inc. of our report dated February 7, 2001 relating to the consolidated financial statements, which report appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Portland, Maine
March 30, 2001